SYMMETRY PANORAMIC TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, hereby constitutes and appoints Michael Beattie, Matthew Maher, James Bernstein, Eric Griffith and Alexander Smith, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Trust registration statements on Form N-1A and N-14 and amendments thereto under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ William M. Doran	Date:	12/27/2023
William M. Doran
Trustee

SYMMETRY PANORAMIC TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, hereby constitutes and appoints Michael Beattie, Matthew Maher, James Bernstein, Eric Griffith and Alexander Smith, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Trust registration statements on Form N-1A and N-14 and amendments thereto under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Jon C. Hunt	Date:	12/27/2023
Jon C. Hunt
Trustee

SYMMETRY PANORAMIC TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, hereby constitutes and appoints Michael Beattie, Matthew Maher, James Bernstein, Eric Griffith and Alexander Smith, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Trust registration statements on Form N-1A and N-14 and amendments thereto under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Thomas P. Lemke	Date:	12/27/2023
Thomas P. Lemke
Trustee

SYMMETRY PANORAMIC TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, hereby constitutes and appoints Michael Beattie, Matthew Maher, James Bernstein, Eric Griffith and Alexander Smith, and each of them singly, her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for her and in her name, place and stead, and in the capacity indicated below, to sign any and all Trust registration statements on Form N-1A and N-14 and amendments thereto under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal as of the date set forth below.

/s/ Nichelle Maynard-Elliott	Date:	12/27/2023
Nichelle Maynard-Elliott
Trustee

SYMMETRY PANORAMIC TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, hereby constitutes and appoints Michael Beattie, Matthew Maher, James Bernstein, Eric Griffith and Alexander Smith, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Trust registration statements on Form N-1A and N-14 and amendments thereto under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Jay C. Nadel	Date:	12/27/2023
Jay C. Nadel
Trustee

SYMMETRY PANORAMIC TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, hereby constitutes and appoints Michael Beattie, Matthew Maher, James Bernstein, Eric Griffith and Alexander Smith, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Trust registration statements on Form N-1A and N-14 and amendments thereto under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Randall S. Yanker	Date:	12/27/2023
Randall S. Yanker
Trustee

SYMMETRY PANORAMIC TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, hereby constitutes and appoints Matthew Maher, James Bernstein, Eric Griffith and Alexander Smith, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Trust registration statements on Form N-1A and N-14 and amendments thereto under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Michael Beattie	Date:	12/27/2023
Michael Beattie
President

SYMMETRY PANORAMIC TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee and/or officer of the above referenced trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, hereby constitutes and appoints Michael Beattie, Matthew Maher, James Bernstein, Eric Griffith and Alexander Smith, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Trust registration statements on Form N-1A and N-14 and amendments thereto under the provisions of the Investment Company Act of 1940, as amended and/or the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Andrew Metzger	Date:	12/27/2023
Andrew Metzger
Treasurer, Controller and Chief Financial Officer